Offerings - Offering: 1	Mar. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 86,690,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,971.89
Offering Note	Calculated as the aggregate maximum purchase price for units of beneficial interest, based upon the estimated net asset value per unit as of December 31, 2025. The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 from October 1, 2025 to September 30, 2026, equals $138.10 per $1,000,000.00 of the Transaction Valuation of 5% of the net asset value at December 31, 2025.